Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent events
22.	Subsequent events

The Group has evaluated events subsequent to the balance sheet date of December 31, 2022 through May 1, 2023, the date on which the consolidated financial statements were issued.

On April 6, 2023, the Group entered into agreement as supplemental of acquisition agreement dated April 18, 2022, to confirm amount due from Beijing S.K. of RMB22,850,000 as the return of previously transferred consideration due to the under-performance of Beijing P.X. in 2022. Pursuant to the acquisition agreement, the performance requirements of Beijing P.X. included enrollment in Langfang School and Hainan Jiangcai, and the operating net profit of Chuangmei Weiye in 2022.